TEMPLETON GLOBAL INVESTMENT TRUST

                THIS STATEMENT OF ADDITIONAL INFORMATION, DATED
                    JULY 10, 1995, AS AMENDED SEPTEMBER 29,
                           1995, IS NOT A PROSPECTUS.
             IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES
                      OF TEMPLETON GROWTH AND INCOME FUND,
          TEMPLETON GLOBAL INFRASTRUCTURE FUND, AND TEMPLETON AMERICAS
             GOVERNMENT SECURITIES FUND, EACH DATED JULY 10, 1995,
                    AND TEMPLETON GREATER EUROPEAN FUND AND
                TEMPLETON LATIN AMERICA FUND, DATED MAY 8, 1995,
            EACH AS AMENDED FROM TIME TO TIME, WHICH MAY BE OBTAINED
           WITHOUT CHARGE UPON REQUEST TO THE PRINCIPAL UNDERWRITER,
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                       700 CENTRAL AVENUE, P.O. BOX 33030
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS

General Information and History...................... 1
Investment Objectives and Policies................... 2
  -Investment Policies............................... 2
  -Repurchase Agreements............................. 2
  -Debt Securities................................... 2
  -Convertible Securities............................ 4
  -Futures Contracts................................. 5
  -Options on Securities, Indices
    and Futures...................................... 5
  -Foreign Currency Hedging Transactions............. 8
  -Investment Restrictions........................... 9
  -Additional Restrictions...........................11
  -Risk Factors......................................12
  -Trading Policies..................................18
  -Personal Securities Transactions..................18
Management of the Trust..............................19
Trustee Compensation.................................25
Principal Shareholders...............................26
Investment Management and Other
  Services...........................................27
  -Investment Management Agreements..................27


  -Management Fees...................................29
  -The Investment Managers...........................29
  -Sub-Advisory Agreement............................29
  -Business Manager..................................30
  -Custodian and Transfer Agent......................32
  -Legal Counsel.....................................32
  -Independent Accountants...........................32
  -Reports to Shareholders...........................33
Brokerage Allocation.................................33
Purchase, Redemption and Pricing of
  Shares.............................................36
  -Ownership and Authority Disputes..................37
  -Tax-Deferred Retirement Plans.....................37
  -Letter of Intent..................................39
  -Special Net Asset Value
      Purchases......................................40
Tax Status...........................................41
Principal Underwriter................................48
Description of Shares................................51
Performance Information..............................52
Financial Statements.................................56
                                          GENERAL INFORMATION AND HISTORY

         Templeton Global Investment Trust (the "Trust") was organized as a Delaware business trust on December 21, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company with four diversified series of Shares, Templeton Growth and Income Fund ("Growth and Income Fund") (formerly Templeton Global Rising Dividends Fund), Templeton Global Infrastructure Fund ("Infrastructure Fund"), Templeton Greater European Fund ("Greater European Fund") and Templeton Latin America Fund ("Latin America Fund"), and one non-diversified series of Shares, Templeton Americas Government Securities Fund ("Americas Government Securities Fund") (collectively, the "Funds").

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "Investment Objective and Policies."

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The investment manager of each Fund (Templeton, Galbraith & Hansberger Ltd. ("TGH") in the case of Growth and Income Fund, Greater European Fund and Latin America Fund, Templeton Investment Counsel, Inc. ("TICI") in the case of Infrastructure Fund, and TICI, through its Templeton Global Bond Managers division, in the case of Americas Government Securities Fund (collectively, the "Investment Managers")) will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, I.E., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         DEBT SECURITIES. The Funds may invest in debt securities that are rated in any rating category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or that are unrated by any rating agency. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, neither Growth and Income Fund, Infrastructure Fund, Greater European Fund, nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

         Bonds which are rated Baa by Moody's are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

         A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to Shareholders (see "Tax Status") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

         Recent legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on a Fund's net asset value and investment practices.

         CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

         FUTURES CONTRACTS. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

         At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         OPTIONS ON SECURITIES, INDICES AND FUTURES. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

         An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.

         A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies -- Investment Restrictions."

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

         A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. The Funds have imposed upon themselves certain investment restrictions which, together with their investment objectives, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objective or these investment restrictions can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (i) 67% or more of that Fund's Shares present at a Shareholders' meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (ii) more than 50% of the outstanding Shares of that Fund.

         In accordance with these restrictions, each Fund will not:

         1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's Prospectus).

         2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to Americas Government Securities Fund.

         3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.

         4. Loan money, except that a Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

         5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

         6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

         7. Invest more than 25% of its total assets in a single industry.

         8. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" as to transactions in the same securities for the Funds and/or other mutual funds and clients with the same or affiliated advisers.)

         If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

         ADDITIONAL RESTRICTIONS. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.
Under these restrictions, a Fund may not:

         1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         4. Purchase or sell real estate limited partnership interests.

         5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

         6. Invest for the purpose of exercising control over management of any company.

         7. Purchase more than 10% of a company's outstanding voting securities.

         8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Assets are calculated as described in each Fund's Prospectus under the heading "How to Buy Shares of the Fund."

         RISK FACTORS. Each Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

          To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders.

         Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Infrastructure Fund, Growth and Income Fund, and Greater European Fund may each invest a portion of its assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by the Board of Trustees in accordance with Rule 17f-5 under the 1940 Act. There can be no assurance that appropriate sub-custody arrangements will be available to the Funds if and when one or more of the Funds seeks to invest a portion of its assets in Russian securities. As a non-fundamental policy, none of the Funds will invest more than 5% of its total assets in Russian securities.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the United States and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

         Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the United States, Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and
(vi) drug trafficking.

         Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         The  Funds  may  be  affected   either   unfavorably  or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The  Trustees   consider  at  least  annually  the  likelihood  of  the
imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and "Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of a Fund's Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

         A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon that Fund's Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         The Greater European Fund and Latin America Fund are permitted to invest in entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities ("Structured Investments"). As Structured Investments are backed by, or represent interests in, underlying instruments, they may be considered derivative instruments and involve special risks that are discussed in the Funds' Prospectus under the heading "Investment Techniques -- Structured Investments."

         Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "Investment Techniques" in the Prospectus.

         TRADING POLICIES. The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) The trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (ii) Copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (iii) In addition to items (i) and (ii), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                              MANAGEMENT OF THE TRUST

         The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Principal Executive Officers of the Trust are as follows:

NAME, ADDRESS AND                                       PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                      DURING PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Trustee
Chairman of the Board,
president, and chief executive
officer of General Host
Corporation (nursery and craft
centers); and a director of RBC
Holdings (U.S.A.) Inc. (a bank
holding company) and Bar-S
Foods.  Age 63.

NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Trustee
Chairman of Templeton Emerging
Markets Investment Trust PLC;
chairman of Templeton Latin
America Investment Trust PLC;
chairman of Darby Overseas
Investments, Ltd. (an investment
firm) (1994-present); director
of the Amerada Hess Corporation,
Capital Cities/ABC, Inc.,
Christiana Companies, and the
H.J. Heinz Company; Secretary of
the United States Department of
the Treasury (1988-January
1993); and chairman of the board
of Dillon, Read & Co. Inc.
(investment banking) prior
thereto.  ge 65.


F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Trustee
Retired; formerly, credit
adviser, National Bank of
Canada, Toronto. Age 85.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

MARTIN L. FLANAGAN*
777 Mariners Island Blvd.
San Mateo, California
  Trustee and Vice President Senior vice president, treasurer, and chief financial officer of Franklin Resources, Inc.; director, and executive vice president of Templeton Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; president or vice president of various Templeton Funds; director or trustee of six Templeton Funds; accountant, Arthur Andersen & Company (1982- 1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Trustee
Farmer; and president of
Clairhaven Investments, Ltd. and
other private investment
companies.  Age 79.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Trustee Member of the law firm of Pitney, Hardin, Kipp & Szuch; and a director of General Host Corporation. Age 63.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Trustee
President of Galbraith
Properties, Inc. (personal
investment company); director of
Gulfwest Banks, Inc. (bank
holding company) (1995-present)
and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith &
Hansberger Ltd. (1986-1992); and
chairman of Templeton Funds
Management, Inc. (1974-1991).
Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Trustee Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age 72.

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of General Host Corporation and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 55 of the investment companies in the Franklin Templeton Group.
Age 62.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Trustee
Director or trustee of various civic associations; formerly, economic analyst, U.S.
Government. Age 66.

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Trustee
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin
Corporation, MCI Communications
Corporation, Fusion Systems
Corporation, Infovest
Corporation, and Medimmune,
Inc.; and formerly held the
following positions:  chairman
of Hambrecht and Quist Group;
director of H&Q Healthcare
Investors; and president of the
National Association of
Securities Dealers, Inc.  Age
67.

FRED R. MILLSAPS
2665 N.E. 37th Drive
Fort Lauderdale, Florida
  Trustee
Manager of personal investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations. Age 66.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  President President and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985).
Age 35.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS


DORIAN FOYIL
Lyford Cay
Nassau, Bahamas
  Vice President Vice president, Portfolio Management/Research, of Templeton, Galbraith & Hansberger Ltd.; formerly, research analyst, UBS Phillips & Drew (London). Age 37.

SAMUEL J. FORESTER, JR.
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President President of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; president or vice president of other Templeton Funds; founder and partner of Forester, Hairston Investment Management (1989-1990); managing director (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988); and an advisor for Saudi Arabian Monetary Agency (1982-1987).
Age 47.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.

GARY CLEMONS
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President
Research analyst for Templeton
Investment Counsel, Inc. (1993-
present); formerly, research
analyst for Templeton
Quantitative Advisors, Inc. Age
38.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

DOUGLAS R. LEMPEREUR
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Senior vice president of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; formerly, securities analyst for Colonial Management Associates (1985- 1988), Standish, Ayer & Wood (1977-1985), and The First National Bank of Chicago (1974- 1977). Age 46.

NEIL S. DEVLIN
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Senior vice president, Portfolio Management/Research, of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; formerly, portfolio manager and bond analyst for Constitutional Capital Management (1985-1987); and a bond trader and research analyst for Bank of New England (1982-1985). Age 38.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager for Ernst & Young (certified public accountants) (1977-1989). Age 41.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary
Senior vice president of
Templeton Global Investors,
Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985- 1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Investor Services, Inc.; formerly, partner with Grant Thornton, independent public accountants. Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads.
Age 50.

--------------------------

* These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Trustees.

                                               TRUSTEE COMPENSATION

         All of the Trust's Officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Trust to any officer of Trustee who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $100. The independent Trustees and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Trust expenses.

         The following table shows the total compensation paid to the Trustees by the Trust and by all investment companies in the Franklin Templeton Group:

                                                          Number of             Total Compensation
                                  Aggregate            Franklin Templeton       from All Funds in
                                  Compensation from    Fund Boards on which     Franklin Templeton
Name of TRUSTEE                    THE TRUST*             TRUSTEE SERVES          GROUP**

Harris J. Ashton                   $2,050                   54                  $319,925
Nicholas F. Brady                   2,050                   23                  86,125
F. Bruce Clarke                     3,050                   19                   95,275
Hasso-G von Diergardt-Naglo         2,050                   19                  75,275
S. Joseph Fortunato                 2,050                   56                  336,065
John Wm. Galbraith                      0                   22                       0
Andrew H. Hines, Jr.                3,050                   23                  106,125
Betty P. Krahmer                    2,050                   23                   75,275
Gordon S. Macklin                   2,050                   51                  303,685
Fred R. Millsaps                    3,050                   23                  106,125



*        For the fiscal year ended March 31, 1995.
**       For the calendar year ended December 31, 1994.


                                              PRINCIPAL SHAREHOLDERS

         As of June 16, 1995, there were 594,395 Shares of Growth and Income Fund outstanding, of which 595 Shares (0.1%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of June 16, 1995, there were 1,982,187 Shares of Infrastructure Fund outstanding, of which 559 Shares (0.03%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of June 16, 1995, there were 294,755 Shares of Americas Government Securities Fund outstanding, of which 170 Shares (less than 0.01%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of June 16, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Growth and Income Fund, except Templeton Global Investors, Inc.,

500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 ("Templeton Global Investors") owned 103,614 Shares (16% of the outstanding Shares). As of June 16, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Infrastructure Fund. As of June 16, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Americas Government Securities Fund, except Templeton Global Investors owned 257,354 Shares (83% of the outstanding Shares).

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of Growth and Income Fund, Greater European Fund, and Latin America Fund is TGH, a Bahamian corporation with offices in Nassau, Bahamas. The Investment Manager of Infrastructure Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices located at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager of Americas Government Securities Fund is TICI, through the Templeton Global Bond Managers division. The Investment Management Agreements, dated March 14, 1994, relating to Growth and Income Fund and Infrastructure Fund were approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting on February 25, 1994, and by Templeton Global Investors, Inc., as sole Shareholder of Growth and Income Fund and Infrastructure Fund, on March 11, 1994 and will run through July 31, 1995. The Investment Management Agreement, dated June 27, 1994, relating to Americas
Government Securities Fund was approved by the Board of Trustees, including a majority of the Trustees who were not interested parties to the Agreement or interested persons of any such party, at a meeting held on March 18, 1994, and by Templeton Global Investors, Inc., as sole Shareholder of Americas Government Securities Fund, on June 27, 1994, and will run through July 31, 1995. The Investment Management Agreements, dated May 8, 1995, relating to Greater European Fund and Latin America Fund were approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting on April 25, 1995, and by Templeton Global Investors, Inc., as sole Shareholder of Greater European Fund and Latin America Fund, on May 8, 1995, and will run through July 31, 1996. The Investment Management Agreements will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires a Fund's Investment Manager to manage the investment and reinvestment of the Fund's assets. The Investment Managers are not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

         Each Investment Management Agreement provides that a Fund's Investment Manager will select brokers and dealers for execution of a Fund's portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Managers and other investment advisory clients of the Investment Managers and of their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Managers' fees are not reduced by any offset arrangement by reason thereof.

         When the Investment Manager of a Fund determines to buy or sell the same security for a Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Trustees, to be impartial and fair, in order to seek good results for all parties. See "Investment Objectives and Policies -- Trading Policies." Records of securities transactions of persons who know when orders are placed by a Fund are available for inspection at least four times annually by the compliance officer of the Trust so that the non-interested Trustees (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable to all parties.

         Each Investment Management Agreement provides that a Fund's Investment Manager shall have no liability to the Trust, a Fund or any Shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement, except liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees in office at the time or by vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act).

         MANAGEMENT FEES. For its services, Growth and Income Fund pays TGH a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Infrastructure Fund pays TICI a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Americas Government Securities Fund pays TICI a monthly fee equal on an annual basis to 0.60% of its average daily net assets. Greater European Fund pays TGH a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays TGH a monthly fee equal on an annual basis to 1.25% of its average daily net assets. The fees of the Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund are higher than those paid by most other U.S. investment companies. Each class of Shares of each Fund pays a portion of the fee, determined by the proportion of a Fund that it represents.

         Each Fund's Investment Manager will comply with any applicable state regulations which may require it to make reimbursements to a Fund in the event that the Fund's aggregate operating expenses, including the advisory fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to a Fund is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         During the fiscal year ended March 31, 1995, TGH received from Growth and Income Fund fees of $25,969, and TICI received from Infrastructure Fund fees of $75,663. During the period from June 27, 1994 (commencement of operations) through March 31, 1995, TICI received from Americas Government Securities Fund fees of $7,036.

         THE INVESTMENT MANAGERS. The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Trustee and officer of the Trust) and Rupert H. Johnson, Jr. are principal shareholders of Franklin and own, respectively, approximately 24% and 16% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         SUB-ADVISORY AGREEMENT. Under a Sub-Advisory Agreement between TICI and Franklin Advisers, Inc. ("Franklin Advisers"), Franklin Advisers provides TICI with investment advisory assistance and portfolio management advice with respect to Americas Government Securities Fund's portfolio. Franklin Advisers provides TICI on an ongoing basis with research services, including information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to securities. For its services, TICI pays to Franklin Advisers a fee in U.S. dollars at an annual rate of 0.25% of Americas Government Securities Fund's average daily net assets. During the fiscal year ended March 31, 1995, Franklin Advisers received sub-advisory fees of $2,932.

         The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment and that it may be terminated by the Trust on 60 days' written notice to TICI and to Franklin Advisers, without penalty, provided that such termination by the Trust is approved by the vote of a majority of the Trust's Board of Trustees or by vote of a majority of Americas Government Securities Fund's outstanding Shares. The Sub-Advisory Agreement also provides that it may be terminated by either TICI or Franklin Advisers upon not less than 60 days' written notice to the other party. The Sub-Advisory Agreement dated June 27, 1994 was approved by the Board of Trustees at a meeting held on March 18, 1994, was approved by Templeton Global Investors, Inc. as sole Shareholder of Americas Government Securities Fund on June 27, 1994, and will run through July 31, 1995. The Sub-Advisory Agreement will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of Americas Government Securities Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval. Franklin Advisers is relieved of liability to the Trust for any act or omission in the course of its performance under the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions as Business Manager for the Funds, including:

         o providing office space, telephone, office equipment and supplies for the Trust;

         o paying compensation of the Trust's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Funds;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other special communications with individual Shareholders;

         o daily pricing of each Fund's investment portfolio and preparing and supervising publication of daily quotations of the bid and asked prices of each Fund's Shares, earnings reports and other financial data;

         o monitoring relationships with organizations serving the Funds, including the custodian and printers;

         o        providing trading desk facilities for the Funds;

         o supervising compliance by the Funds with recordkeeping requirements under the 1940 Act and regulations thereunder, with state regulatory requirements, maintaining books and records for the Funds (other than those maintained by the custodian and transfer agent), and preparing and filing tax reports other than the Funds' income tax returns;

         o monitoring the qualifications of tax-deferred retirement plans providing for investment in Shares of the Funds; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Trust's aggregate average daily net assets (I.E., total of the Funds), reduced to 0.135% annually of the Trust's aggregate net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. The fee is allocated between the Funds according to their respective average daily net assets. Each class of Shares of each Fund pays a portion of the fee, determined by the proportion of the Fund that it represents. Since the Business Manager's fee covers services often provided by investment advisers to other funds, each Fund's combined expenses for advisory and administrative services together may be higher than those of some other investment companies. During the Fiscal year ended March 31, 1995, the Business Manager received from Growth and Income Fund and Infrastructure Fund business management fees of $5,188 and $15,126, respectively. During the period from June 27, 1994 (commencement of operation) through March 31, 1995, the Business Manager received from Americas Government Securities Fund business management fees of $1,752.

         The Business Manager is relieved of liability to the Trust for any act or omission in the course of its performance under the Business Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement. The Business Management Agreement may be terminated by the Trust on behalf of a Fund at any time on 60 days' written notice without payment of penalty, provided that such termination by the Trust shall be directed or approved by vote of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding voting securities of that Fund, and shall terminate automatically and immediately in the event of its assignment.

         Templeton Global Investors, Inc. is a wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Funds' Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gain distributions and reinvestments; and handling routine communications with Shareholders. The Transfer Agent receives an annual fee of $13.74 per Shareholder account plus out-of-pocket expenses from Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund and an annual fee of $14.77 per Shareholder account plus out-of-pocket expenses from Americas Government Securities Fund. These fees are adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

         INDEPENDENT ACCOUNTANTS.  The firm of McGladrey & Pullen,
LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Funds' financial statements and review of the Funds' filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").

         REPORTS TO SHAREHOLDERS. The Funds' fiscal years end on March 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by the independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Investment Management Agreements provide that each Fund's Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders are usually placed with brokers who are selected by a Fund's Investment Manager as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth.
                  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Managers in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, each Fund's Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3.       The Investment Managers are authorized to allocate
                  brokerage business to brokers who have provided
                  brokerage and research services, as such services are
                  defined in Section 28(e) of the Securities Exchange Act
                  of 1934 (the "1934 Act"), for a Fund and/or other
                  accounts, if any, for which the Investment Managers
                  exercise investment discretion (as defined in Section
                  3(a)(35) of the 1934 Act) and, as to transactions to
                  which fixed minimum commission rates are not
                  applicable, to cause a Fund to pay a commission for
                  effecting a securities transaction in excess of the
                  amount another broker would have charged for effecting
                  that transaction, if the Investment Manager for that
                  Fund in making the selection in question determines in
                  good faith that such amount of commission is reasonable
                  in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment
                  Manager's overall responsibilities with respect to that
                  Fund and the other accounts, if any, as to which it
                  exercises investment discretion. In reaching such determination, the Investment Managers are not required to place or attempt to place a specific dollar value on
                  the research or execution services of a broker or on
                  the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Managers shall
                  be prepared to show that all commissions were allocated
                  and paid for purposes contemplated by the Trust's
                  brokerage policy; that the research services provide
                  lawful and appropriate assistance to the Investment
                  Managers in the performance of their investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to
                  the level of commissions known to be charged by other
                  brokers on comparable transactions, but there shall be
                  taken into account the Trust's policies that (a)
                  obtaining a low commission is deemed secondary to
                  obtaining a favorable securities price, since it is
                  recognized that usually it is more beneficial to a Fund
                  to obtain a favorable price than to pay the lowest
                  commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Investment Managers are useful to the Investment
                  Managers in performing their advisory services under
                  their Investment Management Agreements with the Trust. Research services provided by brokers to the Investment Managers are considered to be in addition to, and not
                  in  lieu  of,  services   required  to  be  performed  by  the
                  Investment Managers under its Investment Management Agreements with the Trust. Research furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Managers for any of their accounts, and not all such research may be used by the Investment Managers for the Funds. When execution of portfolio transactions is allocated
                  to  brokers   trading  on  exchanges   with  fixed   brokerage
                  commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of a Fund's Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of the Funds' Shares (which shall be deemed to include also shares of other companies registered under the 1940 Act which have either the same investment adviser or an investment adviser affiliated with either Fund's Investment Manager) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker; provided that the broker shall furnish "best execution," as defined in paragraph 1 above, and that such allocation shall be within the scope of that Fund's other policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Managers or Principal Underwriter or any person affiliated with either of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust. Franklin Templeton Distributors, Inc., the

Trust's Principal Underwriter, is a registered broker-dealer, but it does not intend to execute any purchase or sale transactions for the Funds' portfolios or to participate in any commissions on any such transactions. The total brokerage commissions on the portfolio transactions for Growth and Income Fund and Infrastructure Fund during the year ended March 31, 1995 (not including any spreads or concessions on principal transactions) were $11,237 and $63,970, respectively. The total brokerage commissions on the portfolio transactions for Americas Government Securities Fund during the period from June 27, 1994 (commencement of operations) through March 31, 1995 (not including any spreads or concessions on principal transactions) were $ -0- . All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the judgment of the Investment Managers, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         Each Fund's Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy
Shares of the Fund" and "How to Sell Shares of the Fund."

         Net asset value per Share is calculated separately for each Fund. Net asset value per Share is determined as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

         The Board of Trustees may establish procedures under which a Fund may suspend the determination of net asset value for the whole or any part of any period during which (i) the NYSE is closed other than for customary weekend and holiday closings, (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (i) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (ii) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Fund may surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

         In addition to the special purchase plans described in the Prospectus, the following special purchase plans also are available:

         TAX-DEFERRED RETIREMENT PLANS.  The Trust offers its
Shareholders the opportunity to participate in the following types of retirement plans:

         o For individuals whether or not covered by other qualified plans;

         o        For simplified employee pensions;

         o        For employees of tax-exempt organizations; and

         o For corporations, self-employed individuals and partnerships.

         Capital gains and income received by the foregoing plans generally are exempt from taxation until distribution from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Additional information, including the fees and charges with respect to all of these plans, is available upon request to the Principal Underwriter. No distribution under a retirement plan will be made until Franklin Templeton Trust Company ("FTTC") receives the participant's election on IRS Form W-4P (available on request from FTTC, and such other documentation as it deems necessary, as to whether or not U.S. federal income tax is to be withheld from such distribution.

         INDIVIDUAL RETIREMENT ACCOUNT (IRA). All individuals (whether or not covered by qualified private or governmental retirement plans) may purchase Shares of a Fund pursuant to an IRA. However, contributions to an IRA by an individual who is covered by a qualified private or governmental plan may not be tax-deductible depending on the individual's income. Custodial services for IRAs are available through FTTC. Disclosure statements summarizing certain aspects of IRAs are furnished to all persons investing in such accounts, in accordance with IRS regulations.

         SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRA). For employers who wish to establish a simplified form of employee retirement program investing in Shares of a Fund, there are available Simplified Employee Pensions invested in IRA Plans. Details and materials relating to these plans will be furnished upon request to the Principal Underwriter.

         RETIREMENT PLAN FOR EMPLOYEES OF TAX-EXEMPT ORGANIZATIONS (403(B)). Employees of public school systems and certain types of charitable organizations may enter into a deferred compensation arrangement for the purchase of Shares of a Fund without being taxed currently on the investment. Contributions which are made by the employer through salary reduction are excludable from the gross income of the employee. Such deferred compensation plans, which are intended to qualify under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), are available through the Principal Underwriter.
Custodial services are provided by FTTC.

         QUALIFIED PLAN FOR CORPORATIONS, SELF-EMPLOYED INDIVIDUALS AND PARTNERSHIPS. For employers who wish to purchase Shares of a Fund in conjunction with employee retirement plans, there is a prototype master plan which has been approved by the IRS. A "Section 401(k) plan" is also available. FTTC furnishes custodial services for these plans. For further details, including custodian fees and plan administration services, see the master plan and related material which is available from the Principal Underwriter.

         LETTER OF INTENT. Purchasers who intend to invest $100,000 or more in Shares of Templeton Americas Government Securities Fund, or $50,000 or more in Class I Shares of Growth and Income Fund, Infrastructure Fund, Greater European Fund, Latin America Fund or any other fund in the Franklin Group of Funds and the Templeton Family of Funds, except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund, Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Templeton Funds"), within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $25 unless the investor is a qualifying employee benefit plan (the "Benefit Plan"), including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such Class I Shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should execute a Letter of Intent ("LOI") on the form provided in the Shareholder Application in the Prospectus. Payment for not less than 5% of the total intended amount must accompany the executed LOI unless the investor is a Benefit Plan. Except for purchases of Shares by a Benefit Plan, those Class I Shares purchased with the first 5% of the intended amount stated in the LOI will be held as "Escrowed Shares" for as long as the LOI remains unfulfilled. Although the Escrowed Shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No Escrowed Shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the Escrowed Shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all Class I Shares (including the Escrowed Shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of Shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per Share then in effect, unless the investor makes an earlier written request to the Principal Underwriter upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any Shares, including Class II Shares, purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made.

         If an LOI is executed on behalf of a benefit plan (such plans are described under "How to Buy Shares of the Fund -- Net Asset Value Purchases (Both Classes)" in the Prospectus), the level and any reduction in sales charge for these employee benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. Benefit Plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are Benefit Plans entitled to receive retroactive adjustments in price for investments made before executing LOIs.

         SPECIAL NET ASSET VALUE PURCHASES. As discussed in the Prospectus under "How to Buy Shares of the Fund -- Description of Special Net Asset Value Purchases," certain categories of investors may purchase Class I Shares of a Fund at net asset value (without a front-end or contingent deferred sales charge). Franklin Templeton Distributors, Inc. ("FTD") or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. FTD may make these payments in the form of contingent advance payments, which may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between FTD, or its affiliates, and the securities dealer.

         The following amounts will be paid by FTD or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and fixed-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed-income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, FTD, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

         Under agreements with certain banks in Taiwan, Republic of China, the Funds' Shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to FTD, or an affiliate of FTD to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

                                                                      TAX STATUS

         The  following   discussion   summarizes   certain  U.S.   Federal  tax
considerations incident to an investment in a Fund.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and
(iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Distributions by a Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

         A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund Shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Share-holders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's Shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to Shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.

         If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and generally will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund's Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (i) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and (iii) the Shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (i) the Shareholder fails to furnish a Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies the Shareholder or a Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                                               PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the "Principal Underwriter"), 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, toll free telephone (800) 237-0738, is the Principal Underwriter of each Fund's Shares. FTD is a wholly owned subsidiary of Franklin.

         Each Fund, pursuant to Rule 12b-1 under the 1940 Act, has adopted a Distribution Plan with respect to each class of Shares (the "Plans"). Under the Plans adopted with respect to Class I Shares (including all Shares issued by Americas Government Securities Fund), each Fund may reimburse FTD or others quarterly (subject to a limit of 0.35% per annum of each Fund's average daily net assets attributable to Class I Shares) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Funds' Shares. Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund also have a second class of Shares, designated Class II Shares. Under the Plans adopted with respect to Class II Shares, each Fund will pay FTD or others quarterly (subject to a limit of 1.00% per annum of each Fund's average daily assets attributable to Class II Shares of which up to 0.25% of such net assets may be paid to dealers for personal service and/or maintenance of Shareholder accounts) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Funds' Shares. Payments to FTD or others could be for various types of activities, including (i) payments to broker-dealers who provide certain services of value to each Fund's Shareholders (sometimes referred to as a "trail fee"); (ii) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (iii) payments to employees or agents of the Principal Underwriter who engage in or support distribution of Shares; (iv) payments of the costs of preparing, printing and distributing Prospectuses and reports to prospective investors and of printing and advertising expenses; (v) payment of dealer commissions and wholesaler compensation in connection with sales of the Funds' Shares and interest or carrying charges in connection therewith; and (vi) such other similar services as the Trust's Board of Trustees determines to be reasonably calculated to result in the sale of Shares. Under the Plans adopted with respect to Class I Shares, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.35% of a Fund's average daily net assets attributable to Class I Shares) may be reimbursed in subsequent quarters or years.

         During the fiscal year ended March 31, 1995, FTD incurred costs and expenses (including advanced commissions) of $12,120 in connection with distribution of Growth and Income Fund's Class I Shares, and $35,373 in connection with the distribution of Infrastructure Fund's Class I Shares, which amounts were reimbursed by the Funds pursuant to the Plans (Class II Shares were not offered during this period). During the period from June 27, 1994 (commencement of operations) through March 31, 1995, FTD incurred costs and expenses (including advanced commissions) of $4,630 in connection with distribution of

Americas Government Securities Fund's Class I Shares (Class II Shares were not offered during this period), which amounts were reimbursed by the Fund pursuant to the Plan. FTD had informed the Funds that it had no unreimbursed expenses under the Plans at March 31, 1995. In the event that any Plan is terminated, the Trust will not be liable to FTD for any unreimbursed expense that have been carried forward from previous months or years. During the fiscal year ended March 31, 1995, FTD spent, with respect to Growth and Income Fund, the following amounts on: compensation to dealers $6,148; sales promotion $130,769; sales materials $-0-; printing $95,785; advertising $429,842; and wholesaler commissions $665; and with respect to Infrastructure Fund, the following amounts on: compensation to dealer $22,699; sales promotion $142,589; sales materials $ -0-; printing $98,041; advertising $700,934; and wholesaler commission $2,637. During the period from June 27, 1994 (commencement of operation) through March 31, 1995, FTD spent, with respect to Americas Government Securities Fund, the following amounts on: compensation to dealers $393; sales promotion $ -0-; sales materials $ -0-; printing $7,766; advertising $ -0-; and wholesaler commissions $310.

         The Distribution Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of each Fund's Shares among bona fide investors and may sign selling agreements with responsible dealers, as well as sell to individual investors. The Shares are sold only at the Offering Price in effect at the time of sale, and each Fund receives not less than the full net asset value of the Shares sold. The discount between the Offering Price and the net asset value of a Fund's Shares may be retained by the Principal Underwriter or it may reallow all or any part of such discount to dealers. During the fiscal year ended March 31, 1995, FTD retained of such discount $22,379 or approximately 10.99% of the gross commissions on sales of Growth and Income Fund and $52,041 or approximately 7.13% of the gross commission on sales of Infrastructure Fund. During the period from June 27, 1994 (commencement of operations) through March 31, 1995, FTD retained $963 or approximately 11.83% of the gross commissions on sales of Americas Government Securities Fund.

         The Distribution Agreement provides that each Fund shall pay the costs and expenses incident to registering and qualifying its Shares for sale under the Securities Act of 1933 and under the applicable blue sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Funds pay costs of preparation, set-up and initial supply of their prospectuses for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Trust shall be approved by the Board of Trustees or a majority (as defined in the 1940 Act) of the Shareholders. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful
misfeasance,   bad  faith,   gross  negligence  or  reckless  disregard  of  its
obligations.

         FTD is the principal underwriter for the other Templeton Funds.

                                               DESCRIPTION OF SHARES

         The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of both Funds. The net asset value of a Share of a Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on Shares of a Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Trust available for distribution, to the assets belonging to that particular Fund.

         The Trust Instrument provides that the holders of not less than two-thirds of the outstanding Shares of the Funds may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding Shares of the Trust.

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of

Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                                              PERFORMANCE INFORMATION

         The Funds may, from time to time, include their total return, and Americas Government Securities Fund may include its yield, in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return for the period from March 14, 1994 (commencement of operations) through September 30, 1994, on an annualized basis, was 2.74% for Growth and Income Fund and 6.36% for Infrastructure Fund. The total return for the period from June 27, 1994 (commencement of operations) through September 30, 1994, on an annualized basis, was 0.00% for Americas Government Securities Fund. The average, annual total return for the one-year period ended March 31, 1995 was -4.40% for Growth and Income Fund and -10.84% for Infrastructure Fund. The total return for the period from June 27, 1994 (commencement of operations) through March 31, 1995, on an annualized basis, was -5.49% for Americas Government Securities Fund.

         Quotation of yield for Americas Government Securities Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC, less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2 [(A-B +1)6 - 1]
                                  cd
                  where,

                  a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
                  c = the average daily number of Shares outstanding
                      during the period that were entitled to receive dividends, and
                  d = the maximum offering price per Share on the last
                      day of the period.

         Americas Government Securities Fund's yield for the 30-day period ended March 31, 1995 6.60%.

         Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, each Fund and its Investment Manager may also refer to the following information:

(1)      The  Investment   Manager's  and  its   affiliates'   market  share  of
         international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley
         Capital International or a similar financial organization.

(3)      The capitalization of U.S. and foreign stock markets as
         prepared or published by the International Finance
         Corporation,   Morgan  Stanley  Capital   International  or  a  similar
         financial organization.

(4)      The geographic distribution of the Fund's portfolio.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical
         Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12)     Quotations  from  the  Templeton   organization's   founder,  Sir  John
         Templeton,* advocating the virtues of diversification and long-term investing, including the following:

--------
         * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

         o "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         o         "Diversify by company, by industry and by country."

         o         "Always maintain a long-term perspective."

         o         "Invest for maximum total real return."

         o         "Invest - don't trade or speculate."

         o "Remain flexible and open-minded about types of investment."

         o         "Buy low."

         o "When buying stocks, search for bargains among quality stocks."

         o         "Buy value, not market trends or the economic outlook."

         o "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         o         "Do your homework or hire wise experts to help you."

         o         "Aggressively monitor your investments."

         o         "Don't panic."

         o         "Learn from your mistakes."

         o         "Outperforming the market is a difficult task."

         o "An investor who has all the answers doesn't even understand all the questions."

         o         "There's no free lunch."

         o "And now the last principle: Do not be fearful or negative too often."

         In addition, each Fund and the Investment Managers may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in the Annual Report to Shareholders of Growth and Income Fund, Infrastructure Fund and
Americas Government Securities Fund, each dated March 31, 1995, are incorporated herein by reference.

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TLGIT SAI 09/95

                                                                          - 58 -

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